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EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the report on Form 10-Q of FirstService Corporation (the "Company") dated November 14, 2002 containing the financial statements of the Company for the fiscal quarter ended September 30, 2002 (the "Report") filed with the U.S. Securities and Exchange Commission on the date hereof, I, Jay S. Hennick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

  1.
  the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2002

/s/ JAY S. HENNICK Jay S. Hennick President and Chief Executive Officer Chief Executive Officer

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EXHIBIT 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002